Structured Capital Strategies® Premier

Equitable Financial Life Insurance Company of America

Equitable Financial Life Insurance Company

Contract Classes: Series B and Select

Summary Prospectus for New Investors

August 14, 2026

This summary prospectus (the “Summary Prospectus”) summarizes key features of the contract. Before you invest, you should also review the statutory prospectus (the “Prospectus”) for the contract, which contains more information about the contract’s features, benefits, and risks. You can find this document and other information about the contract online at www.equitable.com/ICSR#EQH800232. You can also obtain this information at no cost by calling 1-877-522-5035, by sending an email request to EquitableFunds@dfinsolutions.com, or by calling your financial intermediary.

Structured Capital Strategies® Premier is an index-linked individual and group flexible premium deferred annuity contract. This Summary Prospectus only describes Series B (“Series B”) and Select (“Select”) classes of the contract. The contracts provide for the accumulation of retirement savings and for income. The contracts offer income and death benefit protection as well. They also offer a number of payout options.

You invest to accumulate value on a tax-deferred basis in one or more of our investment options: (1) the guaranteed interest option (“GIO”), (2) the Segments of the Structured Investment Option (“SIO”), or (3) the Dollar Cap Averaging Programs.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The contract is a complex investment that involves risks, including potential loss of principal and previously credited interest. You should speak with a financial professional about the features, benefits, risks, and fees and whether the contract is appropriate for you based on your financial situation and objectives.

The extent of the downside protection at Segment maturity, also referred to as the Segment Buffer, varies by Segment, ranging from the first 5% to 100% of loss. There is a risk of a substantial loss of your principal and previously credited interest because you agree to absorb all losses to the extent they exceed the Segment Buffer at Segment maturity. You could lose as much as 60% (for Segments with a -40% Segment Buffer) to 95% (for Segments with a -5% Segment Buffer) of your principal and previously credited interest due to negative index performance at Segment maturity, depending on the Segment Buffer applicable to the Segment in which you invest. You will not lose any of your principal and previously credited interest due to negative index performance at Segment maturity, with a -100% Segment Buffer. We may change the Indices and/or Segment Options in the future, but we will always offer a Segment Option with a Segment Buffer that protects the first 10% of loss. If we only offer one index option, you will be limited to investing in only one Segment Option with terms that may not be acceptable to you and other investment options where performance is not based on the performance of an index. In the future, we may offer other Segment Options that do not provide any downside protection which would mean there is a risk of loss of the entire amount invested. If you are not happy with the limited investment options and choose to surrender the contract you will be subject to the Segment Interim Value adjustment, federal and state taxes, and penalties, purchasing a new contract with a new surrender charge period, different investment options, benefits, fees, and risks.

The Performance Cap Rates we set will limit the amount you can earn on a Segment. Our minimum Performance Cap Rate for 6 year Segments is 12% (2% for 1 year Segments and 0.5% for 3 month Segments). Our minimum Participation Rate is 100%. Our minimum Step Rate is 1%. We will not open a Segment with a Performance Cap Rate, Participation Rate, and Step Rate (if applicable) below the applicable minimum rate.

The contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Withdrawals could result in withdrawal charges, Segment Interim Value adjustments, taxes, and tax penalties. This contract permits ongoing withdrawals (including systematic withdrawals, required minimum distributions, and deductions to pay the optional death benefit fee) from the Segments prior to the end of the term. These ongoing deductions could have adverse effects of values under the contract and if an investor intends to elect such ongoing withdrawals, they should consult with their financial professional about the appropriateness of the contract for them. Withdrawals, because of the Segment Interim Value calculation could significantly reduce contract values and by substantially more than the actual amount of the deduction. Because the end-of-term downside protection provided by a Segment Buffer does not apply to the Segment Interim Value, it is theoretically possible that you could lose up to 100% of your investment and previously credited interest in certain extreme scenarios as a result of withdrawals. Any transaction that causes account value to leave a Segment between the Segment Start Date and the Segment Maturity Date will result in a Segment Interim Value calculation. Such transactions include (1) taking a withdrawal (including a systematic withdrawal or required minimum distribution); (2) transferring account value to a different investment option; (3) deducting account value to pay optional death benefit fees; (4) surrendering or annuitizing your contract; (5) payment of a death claim; and (6) canceling your contract and returning it to us for a refund within your state’s “free look” period.

All guarantees are subject to the Company’s financial strength and claims paying ability.

You may cancel your contract within 10 days of receiving it without paying fees or penalties, although the Segment Interim Value adjustment will apply. In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your account value. You should review the prospectus, or consult with your financial professional, for additional information about the specific cancellation terms that apply.

We reserve the right to stop accepting any application or contribution from you at any time, including after you purchase the contract. We reserve the right to discontinue the acceptance of, and/or place additional limitations on, contributions into certain investment options, including any of the Segments of the SIO. If we exercise this right, you will not be able to increase your account value and, consequently, increase your death benefit, and will be limited to investing in only one Segment Option and the GIO.

Additional information about certain investment products, including index-linked annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

Overview of the Contract

Purpose of the Contract

The contract is designed to help you accumulate assets through investments in the SIO and GIO during the accumulation phase. It can provide or supplement your retirement income by providing a stream of income payments during the annuity phase. It also provides death benefits to protect your beneficiaries. The contract may be appropriate if you have a long-term investment horizon. It is not intended for people who may need to access invested funds within a short-term timeframe or frequently, or who intend to engage in frequent transfers.

Phases of the Contract

The contract has two phases: an accumulation (savings) phase and an income (annuity) phase.

Accumulation (Savings) Phase

During the accumulation phase, you can allocate your contributions to one or more of the available investment options, which include:

•	Segments of the SIO which are index-linked investment options;

•	GIO;

•	the account for special dollar cap averaging; and

•	the account for general dollar cap averaging.

The Segments of the SIO give you the opportunity to earn interest, which may be positive or negative, that we will credit at Segment maturity based, in part, on the performance of an external index at the end of a set period of time. You could experience a significant loss of principal and previously credited interest if the index declines in value. We calculate the Segment Return Amount on the Segment Maturity Date based on the change in index performance from the Segment Start Date to the Segment Maturity Date, and this Segment Rate of Return could be positive, zero, or negative. Each Segment uses a Performance Cap Rate (certain Segment Types may use Participation Rates and Step Rates) to limit upside performance and a Segment Buffer to limit downside performance.

The SIO provides some protection against negative returns on the Segment Maturity Date through the use of a Segment Buffer. The extent of the downside protection provided by the Segment Buffer varies by Segment, ranging from the first 5% to 100% of loss. The Segment Buffer is the maximum amount of negative interest we will assume. We will credit any additional negative interest in excess of the Segment Buffer. You could lose as much as 60% (for Segments with a -40% Segment Buffer) to 95% (for Segments with a -5% Segment Buffer) of your principal and previously credited interest due to negative index performance at Segment maturity, depending on the Segment Buffer applicable to the Segment in which you invest. The cumulative loss over the life of the contract could be much greater. There is a risk of a substantial loss of your principal and previously credited interest if the index declines because you agree to absorb all losses to the extent they exceed the applicable Segment Buffer. For example, if the Index return is -25% and the Segment Buffer is -10%, we will credit -15% (the amount that exceeds the Segment Buffer) (less the Contract Fee) on the Segment Maturity Date, meaning your Segment Investment will decrease by 15% (less the Contract Fee). You will not lose any of your principal and previously credited interest due to negative index performance at Segment maturity, with a -100% Segment Buffer. We may change the Indices and/or Segment Options in the future but we will always offer a Segment Option with a Segment Buffer that protects the first 10% of loss. In the future, we may offer other Segment Options that do not provide any downside protection which would mean there is a risk of loss of the entire amount invested.

The Contract Fee will reduce your Segment Rate of Return and a negative return will be more negative. We apply the Contract Fee after applying the Performance Cap Rate, Participation Rate, Step Rate, and Segment Buffer.

The SIO may limit your participation in positive returns on the Segment Maturity Date through the use of Performance Cap Rates (and Participation Rates and Step Rates for certain Segment types).

•	The Performance Cap Rate is the highest return that you could be credited for positive index performance (less the Contract Fee). For example, if the Index return for a 1-year Standard Segment is 12% and the Performance Cap Rate is 4% and the Participation Rate is 100%, we will credit 4% (less the Contract Fee) in interest on the Segment Maturity Date, meaning your Segment Investment will increase by 4% (less the Contract Fee).

•	If there is positive index performance, we will multiply the Participation Rate by the Index return to determine how much to credit in interest on the Segment Maturity Date (less the Contract Fee and subject to the Performance Cap Rate). For example, if the Index return is 5%, the Performance Cap Rate is 7%, and the Participation Rate is 105%, we will credit 5.25% (less the Contract Fee) in interest on the Segment Maturity Date.

•	For Dual Step Tier Segments, if there is a positive or negative Index return that is between the Step Rate and the Buffer, we will apply the Step Rate to determine how much to credit in interest on the Segment Maturity Date (less the Contract Fee). For example, if the Step Rate is 3%, the Participation Rate is 100%, the Segment Buffer is -10%, and the Index return is -5%, we will credit 3% (less the Contract Fee) in interest on the Segment Maturity Date, meaning your Segment Investment will increase by 3% (less the Contract Fee).

Our minimum Performance Cap Rate for 6 year Segments is 12% (2% for 1 year Segments and 0.5% for 3 month Segments). Our minimum Participation Rate is 100%. Our minimum Step Rate is 1%. We will not open a Segment with a Performance Cap Rate, Participation Rate, and Step Rate (if applicable) below the applicable minimum rate.

For additional information about the GIO and available Segments of the SIO, see Appendix: “Investment Options available under the contract.”

Income (Annuity) Phase

You enter the income phase when you annuitize your contract. During the income phase, you will receive a stream of fixed income payments for the annuity payout period of time you elect. You can elect to receive annuity payments (1) for life; (2) for life with a certain minimum number of payments; or (3) for life with a certain amount of payment. Please note that when you annuitize, your investments are converted to income payments and you will no longer be able to make any additional withdrawals from your contract. All accumulation phase benefits, including death benefits, terminate upon annuitization and the contract has a maximum annuity commencement date.

Contract Features

The contract provides for the accumulation of retirement savings and income. The contract offers death benefit protection and various payout options.

Death Benefits

Your contract includes a Return of Premium death benefit that pays your beneficiaries an amount equal to your contributions minus adjusted withdrawals (or your account value if higher) for issue ages 75 and younger (you receive the standard account value death benefit for issue ages 76 and older). For an additional fee, you can purchase the Highest Anniversary Value death benefit that provides the greater of your account value and the Highest Anniversary Value benefit base on the date of death of the owner (or surviving joint owner, if applicable) adjusted for any subsequent withdrawals or the Greater of death benefit that provides the greater of your account value or the Greater of benefit base (which is the greater of the Roll-Up or Highest Anniversary Value benefit bases) on the date of death of the owner (or surviving joint owner, if applicable) adjusted for any subsequent withdrawals.

Dollar Cap Averaging

You can elect to allocate your investments using a dollar cap averaging program at no additional charge.

Maturity Gains Transfer Program

You can elect to transfer Segment maturity gains (e.g., amounts in excess of your Segment Investment) from maturing Segments to the GIO and transfer the remaining principal according to your Segment maturity instructions at the close of business on the Segment Maturity Date. There is no charge for the Program.

Access to Your Money

During the accumulation phase you can take withdrawals from your contract. Withdrawals will reduce your account value, be subject to the Segment Interim Value calculation, and may be subject to withdrawal charges, income taxes and a tax penalty if you are younger than 59 1⁄2. Withdrawals will also generally reduce your guaranteed benefits and the amount of the reduction may be greater than the dollar amount of the withdrawal. Withdrawals from a Segment will also be subject to a pro rata portion of the applicable Contract Fee.

Contract Adjustments

We use the Segment Interim Values for your Segments of the SIO if you remove any amount from a Segment on any date prior to the Segment Maturity Date. This amount may be less than the amount invested and may be less than the amount you would receive had you held the investment until maturity. You could lose a significant amount of money due to the use of the Segment Interim Values.

Prior to the Segment Maturity Date, the following transactions trigger the use of Segment Interim Values: (1) the receipt of an in good order death claim by your beneficiary; (2) a withdrawal (including a systematic withdrawal or required minimum distribution, and a free withdrawal under a Series B contract); (3) a transfer; (4) if you surrender or annuitize your contract; (5) deducting the optional death benefit charge; or (6) if you cancel your contract and return it to us for a refund within your state’s “free look” period. These transactions will cause the deduction of a pro rata portion of the applicable Contract Fee and may also be subject to withdrawal charges, taxes, and possible tax penalties.

The Segment Interim Value will generally be negatively affected by increases in the expected volatility of index prices, interest rate increases, and by poor market performance. All other factors being equal, the Segment Interim Value would be lower the earlier a withdrawal or surrender is made during a Segment.

Important Information You Should Consider About The Contract

FEES, EXPENSES, AND ADJUSTMENTS
Are There Charges or Adjustments for Early Withdrawals?

Yes.

Withdrawal Charges

Each series of the contract provides for different withdrawal charge periods and percentages.

Series B — If you surrender your contract, apply your cash value to a non-life contingent annuity payment option, or withdraw money from Series B of the contract within 6 years following your last contribution, you will be assessed a withdrawal charge of up to 8% of contributions withdrawn. For example, if you make a withdrawal in the first year, you could pay a withdrawal charge of up to $8,000 on a $100,000 investment. This loss will be greater if there is a negative Segment Interim Value adjustment for amounts withdrawn from the Segments of the SIO, and/or if you have to pay taxes or tax penalties.

Select — No withdrawal charge.

Segment Interim Value

There is a Segment Interim Value adjustment for amounts removed from a Segment of the SIO before Segment maturity and because the end-of-term downside protection provided by a Segment Buffer does not apply to the Segment Interim Value, it is theoretically possible that you could lose up to 100% of your investment and previously credited interest in certain extreme scenarios. For example, if you allocate $100,000 to a 6-year Segment and later withdraw the entire amount before the 6 years have ended, you could lose up to $100,000 of your investment. This loss will be greater if you also have to pay a withdrawal charge under a Series B contract, and/or if you have to pay taxes or tax penalties. Prior to the Segment Maturity Date, the following transactions trigger the Segment Interim Value: (1) the receipt of an in good order death claim by your beneficiary; (2) a withdrawal (including a systematic withdrawal, a required minimum distribution, and a free withdrawal under a Series B contract); (3) a transfer; (4) if you surrender or annuitize your contract; (5) deducting the optional death benefit charge; or (6) if you cancel your contract and return it to us for a refund within your state’s “free look” period.

For additional information about charges and adjustments for surrenders and early withdrawals see “Withdrawal charge” and “Adjustments with respect to early distributions from Segments” in “Charges, Expenses, and Adjustments” in the Prospectus.

Are There Transaction Charges?

Yes. In addition to withdrawal charges and the Segment Interim Value, you may also be charged for other transactions, including special requests such as wire transfers, express mail, duplicate contracts, preparing checks, third-party transfers or exchanges; or when you transfer between investment options in excess of a certain number.

For additional information about transaction charges see “Charges that the Company deducts” in “Charges, Expenses, and Adjustments” in the Prospectus.

Are There Ongoing Fees and Expenses?

Yes. Each series of the contract provides for different ongoing fees and expenses.

The table below describes the fees and expenses that you may pay each year, depending on the investment options and optional benefits you choose. Please refer to your contract specifications page for information about the specific fees you will pay each year based on the options you have elected. There is an implicit ongoing fee associated with Segments because the amount you can earn on a Segment is limited by us by the Segment’s Performance Cap Rate, and potentially certain Participation Rates and Step Rates (if applicable). The Performance Cap Rate, and potentially certain Participation Rates and Step Rates (if applicable), may cause your returns under the Segment to be lower than the Index’s returns. In return for accepting this limit on Index gains, you receive some protection from Index losses through the Segment Buffer. The implicit ongoing fee is not reflected in the tables below.

Annual Fee	Minimum	Maximum
Base Contract (varies by contract series)(1)	1.25%	1.50%
Optional benefits available for an additional charge (for a single optional benefit, if elected)(2)	0.25%	0.75%

(1) Expressed as an annual percentage of the Segment Investment for Segments in the SIO. The Contract Fee is applied cumulatively for 6-year Segments, so the total Contract Fee for a 6-year Segment is 7.5% for Series B contracts and 9% for Select contracts.

(2) Expressed as an annual percentage of the applicable benefit base.

Because your contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the contract, which could add withdrawal charges and negative Segment Interim Value adjustments that substantially increase costs.

Lowest Annual Cost $1,182	Highest Annual Cost $2,026

Assumes:

•

Investment of $100,000

•

5% annual appreciation

•

Least expensive combination of contract classes

•

No optional benefits

•

No sales charges

•

No additional contributions, transfers or withdrawals

•

No Segment Interim Value adjustments

Assumes:

•

Investment of $100,000

•

5% annual appreciation

•

Most expensive combination of contract classes and optional benefits (Greater of death benefit)

•

No sales charges

•

No additional contributions, transfers or withdrawals

•

$0 Segment Interim Value adjustment on the optional death benefit fee

For additional information about ongoing fees and expenses see “Fee Table” in the Prospectus.

RISKS
Is There a Risk of Loss from Poor Performance?

Yes. The contract is subject to the risk of loss. You could lose some or all of your account value depending on the Investment options you choose.

The return on the Segments of the SIO may be negative and there is a risk of substantial loss of your principal and previously credited interest due to negative index performance because you agree to absorb all losses to the extent they exceed the Segment Buffer. You could lose as much as 60% (for Segments with a -40% Segment Buffer) to 95% (for Segments with a -5% Segment Buffer) of your principal and previously credited interest due to negative index performance on the Segment Maturity Date. We may change the Indices and/or Segment Options in the future, but we will always offer a Segment Option with a Segment Buffer that protects the first 10% of loss. In the future, we may offer other Segment Options that do not provide any downside protection which would mean there is a risk of loss of the entire amount invested.

For additional information about the risk of loss see “Principal risks of investing in the contract” in the Prospectus.

Is this a Short-Term Investment?

No. The contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash because the contract is designed to provide for the accumulation of retirement savings and income on a long-term basis. As such, you should not use the contract as a short-term investment or savings vehicle. A withdrawal charge may apply in certain circumstances and any withdrawals may also be subject to federal and state income taxes and tax penalties. Amounts removed from a Segment of the SIO prior to the Segment Maturity Date will not receive Index interest, and may result in a negative Segment Interim Value adjustment which could reduce the Segment Investment and death benefit by significantly more than the amount withdrawn.

On the Segment Maturity Date, the value of your maturing Segments will be reallocated according to your instructions on file, assuming that all participation requirements for those allocations are met, and those instructions may include allocations to different Segment Types or to the next available Segment of the same Segment Type. If you have not provided us with maturity instructions for a maturing Segment, then by default the Segment Maturity Value will be transferred to the same Segment Type as the maturing Segment. However, if the next Segment to be created in the Segment Type would have a Segment Maturity Date that is later than your contract maturity date or if that Segment Type has been terminated, we will instead transfer your Segment Maturity Value to the GIO.

For additional information about the investment profile of the contract see “Fee Table” in the Prospectus.
What Are the Risks Associated with the Investment Options?	An investment in the contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options. Each investment option available under the contract has its own unique risks. You should review the investment options available under the contract before making an investment decision.

The Performance Cap Rate of a Segment may limit your participation in positive returns on the Segment Maturity Date. For example, if the Index return is 12% and the Performance Cap Rate is 4%, we will credit 4% (less the Contract Fee) in interest on the Segment Maturity Date, meaning your Segment Investment will increase by 4% (less the Contract Fee). The Performance Cap Rate may cause your returns under the Segment to be lower than the Index’s returns.

The Segment Buffer of a Segment provides some protection against negative returns on the Segment Maturity Date. The Segment Buffer is the maximum amount of negative interest we will assume and we will credit any negative interest in excess of the Segment Buffer which means you bear all loss that exceeds the Segment Buffer. For example, if the Index return is -25% and the Segment Buffer is -10%, we will credit -15% (the amount that exceeds the Segment Buffer) (less the Contract Fee) on the Segment Maturity Date, meaning your Segment Investment will decrease by 15% (less the Contract Fee).

The Contract Fee will reduce your Segment Rate of Return and a negative return will be more negative. We apply the Contract Fee after applying the Performance Cap Rate, Participation Rate, and Segment Buffer.

All of the Securities Indices we currently offer are “price return” indices, not “total return” indices, and therefore the performance of any Index does not reflect dividends paid on the securities included in the Index. This reduces the Index return, and the Index will underperform a direct investment in the securities composing the Index. The iShares Bitcoin Trust ETF is not an investment company registered under the Investment Company Act of 1940, and therefore is not subject to the same regulatory requirements as mutual funds or ETFs registered under the Investment Company Act of 1940.

For additional information about the risks associated with investment options see “Structured Investment Option”, in “Purchasing the contract”, as well as, “Principal risks of investing in the contract” and Appendix “Investment Options available under the contract” in the Prospectus.

What Are the Risks Related to the Insurance Company?

An investment in the contract is subject to the risks related to the Company. The Company is solely responsible to the contract owner for the contract’s account value. The general obligations, including the SIO, GIO, and the death benefits, under the contract are supported by our general account and are subject to our claims-paying ability. An owner should look solely to our financial strength for our claims-paying ability. More information about the Company, including our financial strength ratings, may be obtained at https://equitable.com/about-us/financial-strength-ratings.

For additional information about insurance company risks see “About the general account” in “More information” in the Prospectus.

RESTRICTIONS
Are There Restrictions on the Investment Options?

Yes. We may, at any time, exercise our rights to limit or terminate your contributions, allocations and transfers to any of the investment options and to limit the number of investment options which you may select. Such rights include, among others, removing or substituting investment options, and transferring account value from any investment option to another investment option. You will not be permitted to invest in a Segment if the Segment Maturity Date is later than your contract maturity date. The maximum current number of active Segments, funded holding accounts and/or Segment Types with an allocation on file that may be active in your contract at any time is 167.

We reserve the right to offer any or all Segments more or less frequently or to stop offering any of them (except we will always offer a Segment Option with a Segment Buffer that protects the first 10% of loss) or to suspend offering any or all of them temporarily for some or all contracts. If we stop offering these options, you will be limited to investing in only one Segment Option and the GIO, which is not tied to the performance of an index.

We may offer new Segment Types in the future, and we may change the features of a Segment Type between Segments, including the Index, the Segment Buffer, and the Performance Cap Rate (subject to the minimum rates disclosed herein).

We have the right to substitute an alternative Index prior to the Segment Maturity Date if the publication of one or more Indices is discontinued, or if we no longer have a license agreement with the publishers of the Index, or at our sole discretion we determine that our use of such Indices should be discontinued because hedging instruments become difficult to acquire or the cost of hedging becomes excessive, or if the calculation of one or more of the Indices is substantially changed. In addition, we reserve the right to use any or all reasonable methods to end any outstanding Segments that use such Indices. We also have the right to add additional Indices under the contract at any time.

We can refuse to accept any application or contribution from you at any time, including after you purchase the contract. We reserve the right to discontinue the acceptance of, and/or place additional limitations on, contributions into certain investment options, including any of the Segments comprising the Structured Investment Option. If we exercise this right, your ability to invest in your contract, increase your account value and, consequently, increase your death benefit, will be limited. If you have a Guaranteed Minimum Death Benefit you generally can not make additional contributions to your contract after age 75 (or the first contract date anniversary if later).

If you elect the optional Greater of Death Benefit or optional Highest Anniversary Value Death Benefit, you cannot invest in Segment Types using the iShares Bitcoin Trust ETF. If you have the Return of Premium Death Benefit or Standard (Account Value) Death Benefit, you cannot generally allocate more than 25% of your contribution or generally transfer more than 25% of your account value to Segment Types using the iShares Bitcoin Trust ETF. If you elect a Dollar Cap Averaging Program, you cannot invest in Segment Types using the iShares Bitcoin Trust ETF until the Program ends.

Currently, we do not charge for transfers among investment options under the contract. However, we reserve the right to charge for any transfers among the investment options in excess of 12 per contract year. We will provide you with advance notice if we decide to assess the transfer charge, which will never exceed $35 per transfer.

For additional information about restrictions on the investment options, see “Transfer charge” in “Charges, Expenses, and Adjustments” and “Structured Investment Option” in “Purchasing the contract”.

Are There any Restrictions on Contract Benefits?

Yes. At any time, we have the right to limit or terminate your ability to contribute to any of the investment options. If we exercise our right to discontinue the acceptance of, and/or place additional limitations on, contributions to the contract, you may no longer be able to fund your death benefit.

You have to be 75 or younger to elect a guaranteed minimum death benefit. If you have a Guaranteed Minimum Death Benefit you generally can not make additional contributions to your contract after age 75 (or the first contract date anniversary if later).

Withdrawals may affect the availability of the benefit by reducing the benefit by an amount greater than the value withdrawn and may terminate the benefit.

You cannot start a Dollar Cap Averaging program if you have any account value allocated to or invested in Segment Types using the iShares Bitcoin Trust ETF.

For additional information about the optional benefits see “How you can purchase and contribute to your contract” in “Purchasing the contract” and “Benefits available under the contract” in the Prospectus.

TAXES
What Are the Contract’s Tax Implications?

You should consult with a tax professional to determine the tax implications of an investment in, and payments received under, the contract. There is no additional tax benefit to you if the contract is purchased through a tax-qualified plan or individual retirement account (IRA). Withdrawals will be subject to ordinary income tax and may be subject to tax penalties. Generally, you are not taxed until you make a withdrawal from the contract.

For additional information about tax implications see “Tax information” in the Prospectus.

CONFLICTS OF INTEREST
How Are Investment Professionals Compensated?

Some financial professionals may receive compensation for selling the contract to you, both in the form of commissions or in the form of contribution-based compensation. Financial professionals may also receive additional compensation for enhanced marketing opportunities and other services (commonly referred to as “marketing allowances”). This conflict of interest may influence the financial professional to recommend this contract over another investment.

For additional information about compensation to financial professionals see “Distribution of the contracts” in “More information” in the Prospectus.

Should I Exchange My Contract?

Some financial professionals may have a financial incentive to offer a new contract in place of the one you already own. You should only exchange your contract if you determine, after comparing the features, fees, and risks of both contracts, as well as any fees or penalties to terminate your existing contract, that it is preferable to purchase the new contract rather than continue to own your existing contract.

For additional information about exchanges see “Charge for third-party transfer or exchange” in “Charges, Expenses, and Adjustments” in the Prospectus.

Benefits available under the contract

Summary of Benefits

The following tables summarize important information about the benefits available under the contract.

Death Benefits

These death benefits are available during the accumulation phase:

Name of Benefit	Purpose	Standard/ Optional	Annual Fee		Brief Description of Restrictions/ Limitations
			Max	Current
Standard Death Benefit	Guarantees beneficiaries will receive a benefit equal to your account value.	Standard	No Additional Charge

•

Available only at contract purchase

•

Available to contract holder age 76 and older

•

Payment of a Death Benefit from a Segment before the end of the term could significantly reduce the value of the Death Benefit due to the Segment Interim Value adjustment

•

Allocations of more than 25% of any contribution to Segment Types using the iShares Bitcoin Trust ETF are not permitted.

•

Transfers (including transfers of Segment Maturity Value into Segment Types using the iShares Bitcoin Trust ETF according to “allocations on file” maturity instructions) are only permitted up to 25% of account value in all Segment Types using the iShares Bitcoin Trust ETF following such transfer.

Return of Premium Death Benefit	Guarantees beneficiaries will receive a benefit at least equal to the greater of your account value or your contributions less adjusted withdrawals.	Standard	No Additional Charge

•

Available only at contract purchase

•

Available only to contract holder age 75 or younger

•

Withdrawals could significantly reduce or terminate the benefit

•

Generally no additional contributions are permitted under the contract after age 75

•

Payment of a Death Benefit from a Segment before the end of the term could significantly reduce the value of the Death Benefit due to the Segment Interim Value adjustment

•

Allocations of more than 25% of any contribution to Segment Types using the iShares Bitcoin Trust ETF are not permitted.

•

Transfers (including transfers of Segment Maturity Value into Segment Types using the iShares Bitcoin Trust ETF according to “allocations on file” maturity instructions) are only permitted up to 25% of account value in all Segment Types using the iShares Bitcoin Trust ETF following such transfer.

Name of Benefit	Purpose	Standard/ Optional	Annual Fee		Brief Description of Restrictions/ Limitations
			Max	Current
Highest Anniversary Value Death Benefit	Locks in highest adjusted anniversary account value as minimum death benefit.	Optional	0.25%(1)

•

Available only to contract holder age 75 or younger

•

Withdrawal could significantly reduce or terminate benefit

•

Generally no additional contributions are permitted under the contract after age 75

•

If elected, you will not get the Return of Premium Death Benefit

•

Payment of a Death Benefit from a Segment before the end of the term could significantly reduce the value of the Death Benefit due to the Segment Interim Value adjustment

•

If elected, you cannot invest in Segment Types using the iShares Bitcoin Trust ETF.

Greater of Death Benefit	Guarantees the beneficiaries will receive the Greater of benefit base.	Optional	0.75%(1)

•

Available only to contract holder age 75 or younger

•

Withdrawals could significantly reduce or terminate benefit

•

Generally no additional contributions are permitted under the contract after age 75

•

If elected, you will not get the Return of Premium Death Benefit

•

Payment of a Death Benefit from a Segment before the end of the term could significantly reduce the value of the Death Benefit due to the Segment Interim Value adjustment

•

If elected, you cannot invest in Segment Types using the iShares Bitcoin Trust ETF.

(1)	Expressed as an annual percentage of the applicable benefit base.

Other Benefits

These other benefits are available during the accumulation phase:

Name of Benefit	Purpose	Standard/ Optional	Annual Fee		Brief Description of Restrictions/Limitations
			Max	Current

General Dollar Cap Averaging	Transfer account value to selected Segments on a regular basis to potentially reduce the impact of market volatility.	Optional	No Charge

•

$25,000 minimum to begin program

•

Cannot be elected if rate hold is elected

•

Investment in Segment Types using the iShares Bitcoin Trust ETF not permitted until the Program ends.

•

You cannot start a Dollar Cap Averaging program if you have any account value allocated to or invested in Segment Types using the iShares Bitcoin Trust ETF.

Special Dollar Cap Averaging	Transfer account value to Segments on a regular basis to potentially reduce the impact of market volatility.	Optional	No Charge

•

$25,000 minimum to begin program

•

Cannot be elected if rate hold is elected

•

Only available for Series B contracts

•

Must be elected at contract purchase

•

Only contributions received during the first 3 or 6 months, as applicable, are eligible

•

Investment in Segment Types using the iShares Bitcoin Trust ETF not permitted until the Program ends.

•

You cannot start a Dollar Cap Averaging program if you have any account value allocated to or invested in Segment Types using the iShares Bitcoin Trust ETF.

Maturity Gains Transfer Program	Transfer Segment maturity gains from maturing Segments to the GIO.	Optional	No Charge

•

Once activated, the Maturity Gains Transfer Program will apply to all Segments

•

If your Segment maturity instructions specify a full withdrawal, that Segment will not participate in the Maturity Gains Transfer Program

•

Periodically transferring gains into the GIO rather than reinvesting them in the Segments means foregoing compounding market returns and could, over time, result in a significantly lower account value.

Buying the Contract

You may purchase a contract by making payments to us that we call “contributions.” We can refuse to accept an application from you or any contribution from you at any time, including after you purchase the contract. We require a minimum contribution amount for each type of contract purchased. Maximum contribution limitations also apply.

Maximum issue age

The maximum issue age for non-qualified and IRA contracts is 85. The maximum issue age for qualified plan contracts and Inherited contracts is 75.

Minimum initial and subsequent contribution amounts

The minimum initial contribution is generally $25,000. Each subsequent contribution generally must be at least $500 (except for certain IRAs—$50 for Traditional and Roth IRAs) and $1,000 for Inherited IRA Beneficiary continuation contract and Inherited NQ contract.

Limitations on contributions to the contract

We currently do not accept any contribution if (i) the aggregate contributions under one or more Structured Capital Strategies® contracts with the same owner or annuitant would then total more than $2,500,000; or (ii) the aggregate contributions under all our annuity accumulation contracts with the same owner or annuitant would then total more than $5,000,000. We may waive these and other contribution limitations based on certain criteria we determine, including issue age, aggregate contributions, investment option allocations and selling broker-dealer compensation. If you have a guaranteed minimum death benefit you generally can not make contributions to your contract after age 75 (or the first contract date anniversary if later).

We reserve the right to refuse to accept any contribution under the contract at any time or change our contribution limits and requirements. This means that if you have one or more guaranteed benefit, there would no longer be any increases from contributions or transfers in the account value and the benefit bases associated with the guaranteed benefits.

When initial and subsequent contributions are credited

Initial Contribution

If your application is in good order when we receive it for application processing purposes, your contribution will be applied within two business days. If any information we require to issue your contract is missing or unclear, we will hold your contribution while we try to obtain this information. If we are unable to obtain all of the information we require within five business days after we receive an incomplete application or form, we will inform the financial professional submitting the application on your behalf. We will then return the contribution to you, unless you or your financial professional acting on your behalf, specifically direct us to keep your contribution until we receive the required information. The contribution will be applied as of the date we receive the missing information.

Subsequent Contributions

If we receive a subsequent contribution before the close of the NYSE (typically 4:00 pm eastern), we will credit that contribution that day. If we receive your subsequent contribution after the close of the NYSE, your contribution will be applied the next business day.

Allocating your contributions

You may allocate your contributions to the GIO, the Segments comprising the Structured Investment Option, and the Dollar Cap Averaging Programs. Your allocation instructions determine how your contributions are allocated, which may be among one or more of the investment options. We currently limit the number of active Segments, funded holding accounts and/or Segment Types with an allocation on file you can be invested in at any time and the limit we allow may be changed. If you reach the limit, you will not be able to do certain things until you no longer have that many active Segments:

•	You will not be able to allocate to a new Segment or Segment Type Holding Account.

•	Any account value in a Segment Type Holding Account will be transferred to the GIO on the next Segment Start Date.

•	The Segment Maturity Value from a maturing Segment will not transfer into a new Segment and will instead be transferred to the GIO.

If you elect the optional Greater of Death Benefit or optional Highest Anniversary Value Death Benefit, you cannot allocate contributions to the Segment Types using the iShares Bitcoin Trust ETF. If you have the Return of Premium Death Benefit or Standard (Account Value) Death Benefit, you cannot generally allocate more than 25% of your contribution to Segment Types using the iShares Bitcoin Trust ETF.

Allocations must be in whole percentages and you may change your allocation percentages at any time. The total of your allocations must equal 100%.

Additional limitations on contributions to the contract

Additional limitations on contributions and the source of contributions apply based on the type of contract, such as non-qualified or particular types of IRAs. Please see the tables in the “Rules regarding contributions to your contract” appendix to the Prospectus for detailed information. You can obtain the Prospectus by calling the number or accessing the website noted on the first page of this summary.

Making Withdrawals: Accessing the Money in Your Contract

Accessing your money

You have several ways to access your account value before annuity payments begin. You may take partial withdrawals from your contract at any time or, depending on your specific situation, set up a systematic withdrawal plan or a lifetime RMD payments plan. You may also surrender your contract to receive its cash value at any time while an owner is living (or for contracts with non-natural owners, while an annuitant is living) and before you begin to receive annuity payments. If we receive a withdrawal or surrender request in good order before the close of the NYSE (typically 4:00 pm eastern), we will process the request that day. If we receive the request after the close of the NYSE, we will process the request on the next business day. We will generally send you the full requested withdrawal amount and deduct any applicable withdrawal charges from account value unless your request otherwise.

Withdrawals will reduce your account value and may be subject to withdrawal charges (for Series B contracts only), income taxes and a tax penalty if you are younger than 59 1⁄2. Withdrawals may also reduce (possibly on a greater than dollar-for-dollar basis) or terminate any guaranteed benefits. Surrenders also may be subject to withdrawal charges (for Series B contracts only), income taxes and a tax penalty if you are younger than 59 1⁄2.

Please see “Accessing your money” in the Prospectus for more information on the ways you may withdraw your account value.

Free withdrawal amount

For Series B contracts, each contract year you can withdraw a certain amount from your contract without paying a withdrawal charge (the free withdrawal amount is not applicable to Select contracts since they do not have withdrawal charges).

When to expect payments

Generally, we will fulfill requests for payments out of the investment options within seven calendar days after the date of receipt of the transaction request in good order. These transactions may include payment of a death benefit, payment of any amount you withdraw (less any withdrawal charge) and, upon surrender or termination, payment of the cash value.

Additional Information About Fees

The following tables describe the fees, expenses, and adjustments that you will pay when buying, owning, surrendering or making withdrawals from an investment option or from the contract. Please refer to your contract specifications page for information about the specific fees you will pay each year based on the options you have elected.

The first table describes fees and expenses that you will pay at the time that you buy the contract, surrender the contract or if you make certain withdrawals from an investment option or from the contract, transfer account value between investment options, or request special services. Charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state, may also apply.

Transaction Expenses

	Series B	Select
Sales Load Imposed on Purchases (as a percentage of purchase payments)	None	None
Withdrawal Charge (as a percentage of contributions withdrawn)	8%(1)	None
Transfer Fee(2)	$35	$35
Third Party Transfer or Exchange Fee(3)	$55	$55
Special Service Charges(4)	$90	$90

(1)

The charge percentage we use is determined by the number of years since receipt of the contribution to which the charge relates if you make a withdrawal, surrender your contract to receive its cash value, or, if offered, surrender your contract to apply your cash value to a non-life contingent annuity payment option.

(2)

Currently, we do not charge for transfers among investment options under the contract. However, we reserve the right to charge for transfers among the investment options in excess of 12 transfers per contract year. We will charge no more than $35 for each transfer at the time each transfer is processed. See “Transfer charge” under “Charges that the Company deducts” in “Charges, Expenses, and Adjustments”.

(3)

The current charge is $55 and is currently being waived (we reserve the right to discontinue this waiver at any time without notice). These charges may increase over time to cover our administrative costs. We may discontinue these services at any time.

(4)

Special service charges include (1) express mail charge; (2) wire transfer charge; (3) duplicate contract charge; and (4) check preparation charge. The maximum charge for each service is $90. Current charges may increase over time to cover our administrative costs. We may discontinue these services at any time.

The next table describes the adjustments, in addition to any transaction expenses, that apply if all or a portion of the account value is removed from an investment option or from the contract before the expiration of a specified period.

Adjustments

	Series B	Select
SIO Segment Maximum Potential Loss Due to Segment Interim Value adjustment (as a percentage of account value invested in the Segment on the Segment Start Date)(1)	100%(2)	100%(2)

(1)

Applies to withdrawals (including systematic withdrawals and required minimum distributions), surrenders, death benefits, annuitization, contract cancellation, and transfers prior to the Segment Maturity Date. The actual amount of the Segment Interim Value calculation is determined by a formula that depends on, among other things, the Segment Buffer and how the Index has performed since the Segment Start Date. The maximum loss would occur if there is a total distribution for a Segment at a time when the Index price has declined to zero. If you surrender, annuitize, cancel your contract, die, or make a withdrawal, or there is a deduction of the optional death benefit charge, from a Segment before the Segment Maturity Date, the Segment Buffer will not necessarily apply to the extent it would on the Segment Maturity Date. See “Structured Investment Option” for more information.

(2)

Because the end-of-term downside protection provided by a Segment Buffer does not apply to the Segment Interim Value, it is theoretically possible that you could lose up to 100% of your investment and previously credited interest in certain extreme scenarios.

The next table describes the fees and expenses that you will pay each year during the time that you own the contract. If you choose to purchase an optional benefit, you will pay additional charges, as shown below.

Annual Contract Expenses
	B	Select
Base Contract Expenses (as a percentage of the Segment Investment)(1)	1.25%	1.50%
Optional Highest Anniversary Value Death Benefit(2)	0.25%	0.25%
Optional Greater of Death Benefit(2)	0.75%	0.75%
In addition to the fees described above, we limit the amount you can earn on the Segments. This means your returns may be lower than the Index’s returns. In return for accepting this limit on Index gains, you will receive some protection from Index losses.

(1)

The Contract Fee percentage reduces the Segment Rate of Return. If the contract is surrendered or annuitized, a withdrawal or transfer out is taken, there is a deduction of the optional death benefit charge, or a death benefit is paid, on any date other than the Segment Maturity Date, we will deduct a pro rata portion of the charge from each Segment as part of the Segment Interim Value calculation. The Contract Fee is applied cumulatively for 6-year Segments, so the total Contract Fee for a 6-year Segment is 7.5% for Series B contracts and 9% for Select contracts. The Contract Fee is based on the total number of days in the Segment Duration, and the Contract Fee for a 3-month Segment is approximately 0.312% for Series B contracts and approximately 0.374% for Select contracts (using 91 days).

(2)

The applicable Death Benefit charge is deducted on each contract date anniversary. If the contract is surrendered, annuitized, or a death benefit is paid, on any date other than the Segment Maturity Date, we will deduct a pro rata portion of the charge.

Appendix: Investment Options available under the contract

Index-Linked Options

The following is a list of Segments of the SIO currently available under the contract. We may change the features of the Segments listed below (including the Index and the current limits on Index gains and losses), offer new Segments, and terminate existing Segments. We will provide you with written notice before making any changes other than changes to current limits on Index gains. Information about current limits on index gains is available at www.equitable.com/scspremier. See “Structured Investment Option” in “Purchasing the contract” for additional information about the Indices, the Segment Rate of Return calculation methods, and the operation of the Segment Buffer, Performance Cap Rate, Participation Rate, and Step Rate. Depending on the benefits you choose, you may not be able to invest in certain Investment Options, as noted below.

Note: If amounts are removed from a Segment before the Segment Maturity Date, we will apply a Segment Interim Value adjustment. This may result in a significant reduction in your account value that could exceed any protection from Index loss that would be in place if you held the option until the Segment Maturity Date. See “Adjustments with respect to early distributions from Segments” in “Charges, Expenses, and Adjustments” for more information about Segment Interim Value.

					Minimum Limit on Index Gains for the Life of the Segment
Index	Type of Index	Segment Duration	Segment Rate of Return Calculation Method	Current Limit on Index Loss if held until Segment Maturity Date (Segment Buffer)	Performance Cap Rate	Participation Rate	Step Rate

S&P 500 Price Return Index*	Market Index	6 year 1 year 3 month	Standard	-10%; -15%; -20%; -40%; -100% -10%; -15%; -20%; -40%; -100% -5%; -10%; -15%	12% 2% 0.5%	100%	NA

Russell 2000® Price Return Index*	Market Index	6 year 1 year 3 month	Standard	-10%; -15%; -20%; -40%; -100% -10%; -15%; -20%; -40%; -100% -5%; -10%; -15%	12% 2% 0.5%	100%	NA

MSCI EAFE Price Return Index*	Market Index	6 year 1 year 3 month	Standard	-10%; -15%; -20%; -40%; -100% -10%; -15%; -20%; -40%; -100% -5%; -10%; -15%	12% 2% 0.5%	100%	NA

NASDAQ-100 Price Return Index*	Market Index	6 year 1 year 3 month	Standard	-10%; -15%; -20%; -40%; -100% -10%; -15%; -20%; -40%; -100% -5%; -10%; -15%	12% 2% 0.5%	100%	NA

iShares Bitcoin Trust ETF	Exchange-Traded Product	1 year	Standard	-10%; -15%; -20%; -40%	2%	100%	NA

S&P 500 Price Return Index*	Market Index	6 year 1 year	Step Up	-10%; - 20%; -40% -10%; -15%; -20%; -40%	12% 2%	100%	NA

Russell 2000® Price Return Index*	Market Index	1 year	Step Up	-10%; -15%; -20%; -40%	2%	100%	NA

MSCI EAFE Price Return Index*	Market Index	1 year	Step Up	-10%; -15%; -20%; -40%	2%	100%	NA

NASDAQ-100 Price Return Index*	Market Index	1 year	Step Up	-10%; -15%; -20%; -40%	2%	100%	NA

S&P 500 Price Return Index*	Market Index	6 year 1 year	Dual Direction	-10%; -15%; -20%; -40% -10%; -15%; -20%	12% 2%	100%	NA

Russell 2000® Price Return Index*	Market Index	6 year 1 year	Dual Direction	-10%; -15%; -20%; -40% -10%; -15%; -20%	12% 2%	100%	NA

MSCI EAFE Price Return Index*	Market Index	6 year 1 year	Dual Direction	-10%; -15%; -20%; -40% -10%; -15%; -20%	12% 2%	100%	NA

NASDAQ-100 Price Return Index*	Market Index	6 year 1 year	Dual Direction	-10%; -15%; -20%; -40% -10%; -15%; -20%	12% 2%	100%	NA

S&P 500 Price Return Index*	Market Index	6 year 1 year	Dual Step Up	-10%; -15%; -20%; -40%	12% 2%	100%	NA

					Minimum Limit on Index Gains for the Life of the Segment
Index	Type of Index	Segment Duration	Segment Rate of Return Calculation Method	Current Limit on Index Loss if held until Segment Maturity Date (Segment Buffer)	Performance Cap Rate	Participation Rate	Step Rate

Russell 2000® Price Return Index*	Market Index	6 year 1 year	Dual Step Up	-10%; -15%; -20%; -40%	12% 2%	100%	NA

MSCI EAFE Price Return Index*	Market Index	6 year 1 year	Dual Step Up	-10%; -15%; -20%; -40%	12% 2%	100%	NA

NASDAQ-100 Price Return Index*	Market Index	6 year 1 year	Dual Step Up	-10%; -15%; -20%; -40%	12% 2%	100%	NA

S&P 500 Price Return Index*	Market Index	1 year	Enhanced Upside	-10%	2%	125%	NA

S&P 500 Price Return Index*	Market Index	6 year 1 year	Dual Step Tier	-10%; -20% -10%	12% 2%	100%	1%

Russell 2000® Price Return Index*	Market Index	6 year 1 year	Dual Step Tier	-10%; -20% -10%	12% 2%	100%	1%

MSCI EAFE Price Return Index*	Market Index	6 year 1 year	Dual Step Tier	-10%; -20% -10%	12% 2%	100%	1%

NASDAQ-100 Price Return Index*	Market Index	6 year 1 year	Dual Step Tier	-10%; -20% -10%	12% 2%	100%	1%

S&P 500 Price Return Index*	Market Index	6 year	Best Entry	-10%	12%	100%	NA

S&P 500 Price Return Index*	Market Index	1 year	Dual Direction Downside Advantage	-10%; -15%	2%	100%	NA

Russell 2000® Price Return Index*	Market Index	1 year	Dual Direction Downside Advantage	-10%; -15%	2%	100%	NA

MSCI EAFE Price Return Index*	Market Index	1 year	Dual Direction Downside Advantage	-10%; -15%	2%	100%	NA

NASDAQ-100 Price Return Index*	Market Index	1 year	Dual Direction Downside Advantage	-10%; -15%	2%	100%	NA

Optimal Mix U.S. (S&P 500 Price Return Index*, Russell 2000® Price Return Index*, and NASDAQ-100 Price Return Index*)†	Market Indices	6 year 1 year	Optimal Mix U.S.	-10%	12% 2%	100%	NA

Optimal Mix Global (S&P 500 Price Return Index*, Russell 2000® Price Return Index*, NASDAQ-100 Price Return Index*, and MSCI EAFE Price Return Index*)†	Market Indices	6 year 1 year	Optimal Mix Global	-10%	12% 2%	100%	NA
*

The Index is a “price return” index, not a “total return” index, and therefore the performance of the Index does not reflect dividends declared by any of the companies included in the Index, reducing the Index return. As a result, the Index will underperform a direct investment in the securities composing the Index.

†

Optimal Mix Segments are comprised of a combination of three or four component Indices, as applicable. Optimal Mix U.S. Segments use the S&P 500 Price Return Index, Russell 2000® Price Return Index, and NASDAQ-100 Price Return Index weighted 50%, 30%, and 20% based on highest to lowest index return for the Segment Duration. Optimal Mix Global Segments use the S&P 500 Price Return Index, Russell 2000® Price Return Index, NASDAQ-100 Price Return Index, and MSCI EAFE Price Return Index weighted 40%, 30%, 20%, and 10% based on highest to lowest index return for the Segment Duration.

We may change the Indices and/or Segment Options, but we will always offer a Segment Option with a Segment Buffer that protects the first 10% of loss. In the future, we may offer other Segment Options that do not provide any downside protection which would mean there is a risk of loss of the entire amount invested. Our minimum Performance Cap Rate for 6 year Segments is 12% (2% for 1 year Segments and 0.5% for 3 month Segments). Our minimum Participation Rate is 100%. Our minimum Step Rate is 1%. We will not open a Segment with a Performance Cap Rate, Participation Rate, and Step Rate (if applicable) below the applicable minimum rate.

The following is a list of Fixed Options currently available under the Contract. We may change the features of the Fixed Options listed below, offer new Fixed Options, and terminate existing Fixed Options. We will provide you with written notice before doing so. See “Guaranteed interest option” in “Purchasing your contract” for information about the GIO, “Dollar Cap Averaging Programs” in “Benefits available under the contract” for information about the Dollar Cap Averaging Accounts, and “SIO” in “Purchasing your contract” for information about the Segment Type Holding Accounts”.

Name	Term	Minimum Guaranteed Interest Rate
Guaranteed Interest Option	NA	0.15%
General Dollar Cap Averaging Account	3 or 6 months	0.15%
Special Dollar Cap Averaging Account	3 or 6 months	0.15%
Segment Type Holding Account	NA	0.15%

Investment Option Restrictions: Depending on the contract benefits you choose, you may be restricted in how much you can invest in certain Investment Options, or certain Investment Options may not be available at all, as noted in the following table.

Contract Benefit	Investment Option Restriction
Highest Anniversary Value Death Benefit Greater of Death Benefit	Cannot invest in any Segment Type using the iShares Bitcoin Trust ETF
Return of Premium Death Benefit Standard (Account Value) Death Benefit

•

Cannot allocate more than 25% of any contribution to Segment Types using the iShares Bitcoin Trust ETF.

•

Transfers of account value into Segment Types using the iShares Bitcoin Trust ETF will only be permitted up to 25% of account value in all Segment Types using the iShares Bitcoin Trust ETF following such transfer.

•

Transfers of Segment Maturity Value into Segment Types using the iShares Bitcoin Trust ETF according to “allocations on file” maturity instructions will only be permitted up to 25% of account value in all Segment Types using the iShares Bitcoin Trust ETF following such transfer.

Dollar Cap Averaging Program	Cannot invest in any Segment Type using the iShares Bitcoin Trust ETF

Structured Capital Strategies® Premier

Issued by

Equitable Financial Life Insurance Company of America	Equitable Financial Life Insurance Company

We have filed with the Securities and Exchange Commission a Prospectus and a Statement of Additional Information (“SAI”) that include additional information about Structured Capital Strategies® Premier, Equitable Financial Life Insurance Company of America and Equitable Financial Life Insurance Company. The Prospectus and SAI each dated May 1, 2026 are incorporated by reference into this Summary Prospectus. The Prospectus and SAI are available free of charge. To request a copy of either document, to ask about your contract, or to make other investor inquiries, please call 1-800-789-7771. The Prospectus and SAI are also available at our website, www.equitable.com/ICSR#EQH800232.

Class/Contract Identifier: C000260489; C000260490

(#215172)